Schedule 14-A
                       (Rule 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT

                  SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant X
Filed by a Party Other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement   Confidential, for Use of the
Definitive Proxy Statement    Commission Only (as permitted
X Definitive Additional       by Rule 14a-6(e) (2))
   Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-
12


             AMERICAN INDUSTRIAL PROPERTIES REIT
      (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
   or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   Fee computed below on table below per Exchange Act Rules
   14a-6(i)(4) and 0-11.


(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value to transaction computed pursuant to Exchange Act Rule 0-11:

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

X Fee paid previously.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

AMERICAN INDUSTRIAL PROPERTIES REIT LETTERHEAD APPEARS HERE

Dear Fellow Shareholders:

As you are aware, we have recently distributed a proxy that covers a number of important proposed changes to your company, American Industrial Properties REIT (the "Trust"). These changes are designed to enable the Trust to raise new capital to grow in size and value for the benefit of all shareholders.

            PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

During recent telephone calls, a number of shareholders have requested that we distribute a second proxy card to ensure that all shareholder votes are tabulated at the Annual Meeting scheduled for June 30, 1997. The important proposals to increase the authorized common share limit of the Trust and to approve the equity investments by USAA Real Estate Company ("USAA REALCO") and by Morgan Stanley Asset Management, Inc. ("MSAM") require the affirmative vote of two-thirds (66-2/3%) of all outstanding shares.

              EVERY VOTE, INCLUDING YOURS, IS IMPORTANT

We believe USAA REALCO and MSAM are recognized leaders in the real estate industry. They are seeking to invest with you and the other shareholders in the common equity shares of the Trust. USAA REALCO and MSAM will receive their return on investment from cash distributions and price appreciation on the common shares, just like everyone else. We believe that the sponsorship of USAA REALCO and MSAM will add to the value of the Trust.

              TO INCREASE IN VALUE, THE TRUST MUST GROW

You may have read recently of the strong growth taking place in today's real estate investment trust industry. We believe that American Industrial Properties REIT can participate in this growth. USAA REALCO and MSAM, as significant shareholders and through representation on the Trust's board, will be in a position to provide positive direction to the Trust.

             FOR YOUR OWN BENEFIT, PLEASE RESPOND TODAY

Our greatest challenge is in motivating all shareholders to return their proxies. By voting today, you can help us to reduce the considerable costs of future solicitations. If you have already voted, you do not need to return a second proxy, unless you wish to reconsider an earlier vote. Any subsequent proxy will supersede a previous proxy.

If you have any questions or comments, please call me direct at our toll-free number, 1-800-550-6053.

                              Very truly yours,

                              /s/ Charles W. Wolcott
                              Charles W. Wolcott
                              President and CEO
[PROXY CARD]

AMERICAN INDUSTRIAL PROPERTIES REIT
ANNUAL MEETING TO BE HELD JUNE 30, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST MANAGERS OF
AMERICAN INDUSTRIAL PROPERTIES REIT

The undersigned hereby appoints Charles W. Wolcott and Marc A. Simpson, and each of them, jointly and severally, as Proxies, each with full power of substitution, to vote all of the undersigned's Common Shares of Beneficial Interest in the Trust, held of record on May 12, 1997, at the Annual Meeting of Shareholders or at any postponements or adjournments thereof, on the proposals set forth below and on the reverse side, as directed.

1.  Authorization of additional Common Shares.
/ /    FOR  / /    AGAINST   / /    ABSTAIN

2. Adoption of the Third Amended and Restate Declaration of Trust which includes provisions limiting share ownership, dealing with business combinations, allowing dividends to be paid in cash or shares and allowing the Board to take any action necessary to preserve the Trust's REIT status.
/ /    FOR  / /   AGAINST    / /  ABSTAIN

3.  Authorization of Preferred Shares.
/ /    FOR  / /   AGAINST    / /  ABSTAIN

4.   Elimination of Cumulative Voting.
/ /    FOR  / /   AGAINST    / /  ABSTAIN

5.   Conversion of debt to USAA REALCO into Common Shares and,
if proposal one is not approved, authorization of additional
Common Shares to permit such conversion.
/ /    FOR  / /   AGAINST    / /  ABSTAIN

6.   Conversion of debt to Morgan Stanley affiliates and
clients into Common Shares and, if proposal one is not
approved, authorization of additional Common Shares to permit such conversion.
/ /    FOR  / /   AGAINST    / /  ABSTAIN

7.   Issuance of up to $15 million of convertible debt
securities and, if proposal one is not approved, authorization of additional Common Shares to permit such conversion.
/ /  FOR    / /   AGAINST    / /  ABSTAIN

8.   Adoption of the Employee and Trust Manager Incentive Plan.
/ /  FOR    / /   AGAINST    / /  ABSTAIN

9.   Election of Trust Managers.
     Nominees:  William H. Bricker, T. Patrick Duncan, Robert
E. Giles, Edward B. Kelley, Charles W. Wolcott.
/ / FOR         / /  WITHHOLD AUTHORITY

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name above.)

10.  Ratification of selection of Ernst & Young LLP as
independent auditors.
/ /  FOR    / /   AGAINST    / /  ABSTAIN

11.  Postponement or adjournment of the Annual Meeting for the solicitation of additional votes, if necessary.
/ /  FOR    / /   AGAINST    / /  ABSTAIN

12.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL
MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

This Proxy, when properly executed, will be voted in accordance with the direction made above and on the reverse side of the Proxy card. If no direction is made, this Proxy will be voted FOR proposals one through eleven. The Proxies will vote with respect to the twelfth proposal according to their best judgment. Please sign exactly as your name appears on your Share certificate.

By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy
Statement delivered herewith.

Dated                1997

Signature

Signature (if held jointly)

Title

Please sign exactly as name appears hereon. When Shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title of such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas, 75201. Facsimile copies of the Proxy, properly completed and duly executed, will be accepted at (214) 999-9393 or (214) 999-9348. If you have any questions, please call The Herman Group, Inc. at (800) 555-6433.